SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                              Form 8-K

                            Current Report
                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                            April 13, 2000
            Date of Report (Date of earliest event reported)


                      ATMOS ENERGY CORPORATION
       (Exact Name of Registrant as Specified in its Charter)


TEXAS AND VIRGINIA               1-10042                  75-1743247
-----------------       ------------------------      ------------------
(State or Other                (Commission             (I.R.S.Employer
 Jurisdiction of                File  Number)           Identification No.)
 Incorporation)


1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS                              75240
-------------------------------                           ------------
(Address of Principal                                      (Zip Code)
 Executive Offices)


                             (972) 934-9227
                             --------------
           (Registrant's Telephone Number, Including Area Code)

                             Not Applicable
      -------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.  OTHER EVENTS

     On April 13, 2000, Atmos Energy Corporation announced in a press release that J. Charles Goodman had resigned as Executive Vice President, Utility Operations, effective April 28, 2000. A copy of such press release is filed herein as Exhibit 99.1, which is incorporated herein by reference.

       On April 25, 2000, Atmos Energy Corporation announced in a press release that Larry J. Dagley had been named Chief Operating Officer of U.S. Propane, L.P. and had resigned as Executive Vice President and Chief Financial Officer of Atmos Energy Corporation. Atmos also announced in the release that J. Patrick Reddy had been appointed Senior Vice President, Chief Financial Officer and Treasurer, all effective immediately. A copy of such press release is filed herein as Exhibit 99.2, which is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


          (c)  Exhibits

               99.1 Press  Release of Atmos Energy Corporation dated
                    April 13, 2000.

               99.2 Press  Release of Atmos Energy Corporation dated
                    April 25, 2000.





                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ATMOS ENERGY CORPORATION
                                        (Registrant)



DATE:  May 8, 2000                 By: /s/ ROBERT W. BEST
                                       ------------------
                                       Robert W. Best
                                       Chairman, President and
                                       Chief Executive Officer


                            EXHIBIT INDEX

Item Number                   Description                     Page
-----------                   -----------                     ----

    99.1 Press Release of Atmos Energy Corporation dated April 13, 2000

    99.2 Press Release of Atmos Energy Corporation dated April 25, 2000